Exhibit F,
Schedule 1 (f)

            Subsidiary Companies That Changed Their Name During 2004

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                                                                                                                              Stake
Teilkonzern  Company  Accession                                                                                 State of    Related
   - ID       - ID     Leaving  Name of Company                                Old Company Name               organization  to E.ON
                       Changes                                                                                                  AG
------------------------------------------------------------------------------------------------------------------------------------
    22        20660   Changes   HSN Magdeburg GmbH                     HSN Magdeburg GmbH i.G.                   Germany      56.743
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    22         3036   Changes   Niedersachsische Energie- Agentur      Niedersachsische Energie- Agentur GmbH    Germany      17.385
                                GmbH i. L.
------------------------------------------------------------------------------------------------------------------------------------
    22         2126   Changes   UZH-Abwassertechnik GmbH i. L.         UZH-Abwassertechnik GmbH                  Germany      69.543
------------------------------------------------------------------------------------------------------------------------------------
    22        20457   Changes   mabiko Geschaftsfuhrungs GmbH i.L.     mabiko Geschaftsfuhrungs GmbH             Germany      24.444
------------------------------------------------------------------------------------------------------------------------------------
    22        20458   Changes   Mabiko Internet GmbH & Co KG i.L.      Mabiko Internet GmbH & Co KG              Germany      24.444
------------------------------------------------------------------------------------------------------------------------------------
    22        20318   Changes   ew warme GmbH                          Warmeversorgung Heiligenstadt GmbH        Germany      35.936
------------------------------------------------------------------------------------------------------------------------------------
    22        20583   Changes   e.dialog GmbH                          E.DIS Dialog GmbH i.G.                    Germany      71.610
------------------------------------------------------------------------------------------------------------------------------------
    22         3028   Changes   SWS Energie GmbH                       SEV Stralsunder Energieversorgung GmbH    Germany      34.524
------------------------------------------------------------------------------------------------------------------------------------
    22        20244   Changes   EVH GmbH                               Energieversorgung Halle GmbH              Germany       <10 %
------------------------------------------------------------------------------------------------------------------------------------
    22         2721   Changes   EBY Port 5 GmbH                        Urstrom GmbH                              Germany     100.000
------------------------------------------------------------------------------------------------------------------------------------
    22        20470   Changes   Unterstutzungseinrichtung der EBIT     Unterstutzungseinrichtung d.              Germany      99.339
                                GmbH                                   EBIT-Entwicklung und Betrieb
                                                                       informationstechnischer Systeme GmbH
------------------------------------------------------------------------------------------------------------------------------------
    22        20502   Changes   Wurzburg AG Gesellschaft zur           Wurzburg AG                               Germany       <10 %
                                Forderung der Region Wurzburg
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    22        20651   Changes   E.ON Czech Holding Verwaltungs-GmbH    E.ON Energie 28.                          Germany     100.000
                                                                       Beteiligungsgesellschaft mbH Munchen
------------------------------------------------------------------------------------------------------------------------------------
    22        20605   Changes   EFIS                                   EFIS Energeticke Financonani a Sluzby,     Czech       65.896
                                                                       a.s.                                     Republic
------------------------------------------------------------------------------------------------------------------------------------
    22         2283   Changes   E.ON Engineering b.v.                  Power Projects b.v.                     Netherlands   100.000
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    22        20652   Changes   Arena One GmbH                         E.ON Energie 29.                          Germany      51.000
                                                                       Beteiligungsgesellschaft mbH Munchen
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    22        20426   Changes   HSG-Security & Services GmbH           HSG-Security                              Germany      25.500
------------------------------------------------------------------------------------------------------------------------------------
    22         2484   Changes   E.ON Eszak-dunantuli Aramszolgaltato   Eszak-dunantuli Aramszolgaltato Rt.       Hungary     100.000
                                Rt.
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    22         1831   Changes   E.ON Hungaria Reszesedesek             Ruhrgas Energie Hungaria Reszesedesek     Hungary     100.000
                                Vagyonkezelo Kft.                      Kft.
------------------------------------------------------------------------------------------------------------------------------------
    22         2679   Changes   E.ON tiszantuli Aramszolgaltato Rt.    Tiszantuli Aramszolgaltato Rt.            Hungary     100.000
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    22        20382   Changes   Gemeinschaftskraftwerk Weser GmbH &    Gemeinschaftskraftwerk Weser oHG          Germany      66.670
                                Co. oHG
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                                Hochtemperatur-Kernkraftwerk GmbH      HKG Hochtemperatur-Kernkraftwerk GmbH,    Germany      17.334
    22        20527   Changes   (HKG), Gemeinsames europaisches        gemeinsames europaisches Unternehmen
                                Unternehmen
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                                                                                                                              Stake
Teilkonzern  Company  Accession                                                                                 State of    Related
   - ID       - ID     Leaving  Name of Company                                Old Company Name               organization  to E.ON
                       Changes                                                                                                  AG
------------------------------------------------------------------------------------------------------------------------------------
    22        20252   Changes   Vereinigung der Gesellschafter der     Vereinigung der Gesellschafter der        Germany      42.500
                                Deutschen Gesellschaft fur             Deutschen Gesellschaft fur
                                Wiederaufarbeitung von                 Wiederaufarbeitung von
                                Kernbrennstoffen AG & Co. oHG GbR      Kernbrennstoffen mit beschrankter
                                                                       Haftung GbR
------------------------------------------------------------------------------------------------------------------------------------
    22        20314   Changes   BKB Hannover GmbH                      TRABA Germania GmbH                       Germany      85.000
------------------------------------------------------------------------------------------------------------------------------------
    22         2577   Changes   Mullkraftwerk Schwandorf               MSB Mullkraftwerk Schwandorf              Germany     100.000
                                Betriebs-Gesellschaft mbH              Betriebsgesellschaft mbH
------------------------------------------------------------------------------------------------------------------------------------
    22         2191   Changes   EWC Cuxhaven GmbH                      Windpark Schnellin Verwaltungs-GmbH       Germany      50.000
------------------------------------------------------------------------------------------------------------------------------------
    22        20492   Changes   KGW - Kraftwerk Grenzach-Wyhlen GmbH   Kraftwerk Grenzach-Wyhlen GmbH            Germany      69.900
------------------------------------------------------------------------------------------------------------------------------------
    22        20553   Changes   MERINDA Windparkgesellschaft mbH &     Windpark Buddenstedt GmbH                 Germany      10.100
                                Co.Buddenstedt KG
------------------------------------------------------------------------------------------------------------------------------------
    22        20554   Changes   MERINDA Windparkgesellschaft mbH &     Windpark Helmstedt GmbH                   Germany      10.100
                                Co.Helmstedt KG
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    22        20337   Changes   MERINDA Windparkgesellschaft mbH &     Windpark Schnellin GmbH & Co. KG          Germany      10.100
                                Co.Schnellin KG
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    22         2673   Changes   Erste E.ON Kraftwerke                  TEAG Entsorgung GmbH                      Germany     100.000
                                Beteiligungs-GmbH
------------------------------------------------------------------------------------------------------------------------------------
    22         2532   Changes   HIM GmbH                               HIM Hessische Industriemull GmbH          Germany      39.591
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    22         3002   Changes   WIN Emscher-Lippe Gesellschaft zur     Emscher-Lippe-Agentur (ELA) Ges. zur      Germany       <10 %
                                Strukturverbesserung mbH               Strukturverbesserung i. nordl.
                                                                       Ruhrgebiet mbH
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    22         1280   Changes   AWP GmbH                               Entsorgungswirtschaft Hoxter GmbH         Germany      62.850
------------------------------------------------------------------------------------------------------------------------------------
    22        20388   Changes   Blomberger Versorgungsbetriebe         Blomberger Versorgungsbetriebe GmbH       Germany      31.425
                                GmbH/E.ON Westfalen Weser AG -GbR
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    22        20052   Changes   ENEX Aktiengesellschaft iL             ENEX Aktiengesellschaft                   Germany      26.290
------------------------------------------------------------------------------------------------------------------------------------
    22        20386   Changes   E.ON Westfalen Weser Beteiligungs-GmbH Nord Energie GmbH                         Germany      62.850
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    22         2646   Changes   SWE Strom und Fernwarme GmbH           Stadtwerke Erfurt Strom- und Fernwarme    Germany      32.329
                                                                       GmbH
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    11          291   Changes   E.ON Ruhrgas Holding GmbH              Ruhrgas Holding GmbH                      Germany     100.000
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    31         1283   Changes   E.ON Ruhrgas AG                        Ruhrgas AG                                Germany     100.000
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    31         1829   Changes   E.ON Ruhrgas Austria AG                Ruhrgas Austria AG                        Austria     100.000
------------------------------------------------------------------------------------------------------------------------------------
    31         1830   Changes   E.ON Ruhrgas Direkt GmbH               ruhrgas direkt GmbH                       Germany     100.000
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    31         1834   Changes   E.ON Ruhrgas E & P GmbH                Ruhrgas E & P GmbH                        Germany     100.000
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    31         1877   Changes   E.ON Ruhrgas Norge AS                  Ruhrgas Norge AS                          Norway      100.000
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    31         1837   Changes   E.ON Ruhrgas UK Exploration and        Ruhrgas UK Exploration and Production     United      100.000
                                Production Limited                     Limited                                   Kingdom
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    31         1603   Changes   E.ON Ruhrgas International AG          Ruhrgas Energie                           Germany     100.000
                                                                       Beteiligungs-Aktiengesellschaft
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                                                                                                                              Stake
Teilkonzern  Company  Accession                                                                                 State of    Related
   - ID       - ID     Leaving  Name of Company                                Old Company Name               organization  to E.ON
                       Changes                                                                                                  AG
------------------------------------------------------------------------------------------------------------------------------------
    31         1833   Changes   E.ON Ruhrgas Mittel- und Osteuropa     Ruhrgas Mittel- und Osteuropa GmbH        Germany     100.000
                                GmbH
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    31         1881   Changes   E.ON Ruhrgas Personalagentur GmbH      Ruhrgas Personalagentur GmbH              Germany     100.000
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    31         1835   Changes   E.ON Ruhrgas Polska Sp. z o. o.        Ruhrgas Polska Sp. z o. o.                Poland      100.000
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    31         1836   Changes   E.ON Ruhrgas Service GmbH              Ruhrgas Service GmbH                      Germany     100.000
------------------------------------------------------------------------------------------------------------------------------------
    31         1886   Changes   E.ON Ruhrgas Thuga Holding GmbH        Ruhrgas Thuga Holding GmbH                Germany     100.000
------------------------------------------------------------------------------------------------------------------------------------
    31         2243   Changes   Erdgas Sudwest GmbH                    Badenwerk Gas GmbH                        Germany      27.940
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    31         2242   Changes   Co.Gas S.r.l.                          Co.Gas S.p.A.                              Italy       99.786
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    31        20398   Changes   Thuga Laghi S.r.l.                     Padana Gas S.p.A.                          Italy       99.786
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    31        20396   Changes   Thuga Orobica S.r.l.                   S.I.M.A. - Societa Italiana Metano         Italy       99.786
                                                                       Affini - S.r.l.
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    31        20617   Changes   Thuga Padana S.r.l.                    SO.DI.ME.-Metano Lombarda A.T. S.r.l.      Italy       99.786
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    31         1887   Changes   E.ON Ruhrgas Transport AG & Co. KG     Ruhrgas Transport AG & Co. KG             Germany     100.000
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    31         1730   Changes   EuroHub GmbH                           HubCo - North West European Hub           Germany      16.667
                                                                       Service Company GmbH
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    31         1888   Changes   E.ON Ruhrgas Transport Management GmbH Ruhrgas Transport Management GmbH         Germany     100.000
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    31         1718   Changes   Grundstucksverwaltungsgesellschaft     Grundstucksverwaltungsgesellschaft        Germany     100.000
                                E.ON Ruhrgas AG & Co. OHG              Ruhrgas AG & Co.
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    31         1799   Changes   Mittelrheinische                       Mittelrheinische Erdgastransport          Germany     100.000
                                Erdgastransportleitungsgesellschaft    Gesellschaft mbH
                                mbH
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    31         1680   Changes   ELSTER Kent Metering Sp.z.o.o          Elster Meters Sp. z o.o.                  Poland      100.000
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    31         1873   Changes   Elster Rometrics S.r.l.                ABB Rometrics S.r.l.                      Romania      60.000
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    31         1647   Changes   ELSTER Beteiligungs-GmbH               ELSTER AG Me(beta)- und Regeltechnik      Germany     100.000
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    31         1702   Changes   ELSTER Gaselectronica Gesellschaft     Gaselectronica GmbH                       Russia       58.059
                                mit beschrankter Haftung
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    31         1710   Changes   Kromschroder S.A.S                     GAZ ET THERMIQUE CONTROLE S.A.S           France       95.860
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    31         1840   Changes   Harterei VTN Witten GmbH               Schmitz & Apelt LOI                       Germany     100.000
                                                                       Industrieofenanlagen GmbH
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    14         1126   Changes   E.ON UK Holding Company Ltd            E.ON UK Ltd                               United      100.000
                                                                                                                 Kingdom
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    25         5505   Changes   E.ON UK plc                            Powergen UK plc                           United      100.000
                                                                                                                 Kingdom
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    25         5621   Changes   East Midlands Electricity              PGEN Networks Ltd                         United      100.000
                                Distribution Limited                                                             Kingdom
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    25         5523   Changes   E.ON UK CHP Ltd                        Powergen CHP Ltd                          United      100.000
                                                                                                                 Kingdom
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                                                                                                                              Stake
Teilkonzern  Company  Accession                                                                                 State of    Related
   - ID       - ID     Leaving  Name of Company                                Old Company Name               organization  to E.ON
                       Changes                                                                                                  AG
------------------------------------------------------------------------------------------------------------------------------------
    25         5524   Changes   E.ON UK CoGeneration Limited           Powergen Cogeneration Ltd                 United      100.000
                                                                                                                 Kingdom
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    25         5625   Changes   E.ON UK Directors Limited              Powergen Directors Ltd                    United      100.000
                                                                                                                 Kingdom
------------------------------------------------------------------------------------------------------------------------------------
    25         5547   Changes   E.ON UK Energy Solutions Limited       Powergen Energy Solutions Ltd             United      100.000
                                                                                                                 Kingdom
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    25         5542   Changes   E.ON UK Gas Limited                    Powergen Gas Ltd                          United      100.000
                                                                                                                 Kingdom
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    25         5614   Changes   E.ON UK Pension Trustees Limited       Ergon Pensions Trustee Ltd                United      100.000
                                                                                                                 Kingdom
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    25         5552   Changes   E.ON UK Projects Consultancy Limited   Powergen Projects Consultancy Ltd         United      100.000
                                                                                                                 Kingdom
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    25         5528   Changes   E.ON UK Renewables Holdings Limited    Powergen Renewables Holdings Ltd          United      100.000
                                                                                                                 Kingdom
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    25         5831   Changes   E.ON UK Offshore Energy Resources      Offshore Energy Resources Limited         United      100.000
                                Limited                                                                          Kingdom
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    25         5533   Changes   E.ON UK Renewables Developments        Powergen Renewables Developments Ltd      United      100.000
                                Limited                                                                          Kingdom
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    25         5529   Changes   E.ON UK Renewables Limited             Powergen Renewables Ltd                   United      100.000
                                                                                                                 Kingdom
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    25         5535   Changes   E.ON UK Renewables Offshore Wind       Powergen Renewables Offshore Wind Ltd     United      100.000
                                Limited                                                                          Kingdom
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    25         5832   Changes   E.ON UK Solway Offshore Limited        Solway Offshore Ltd                       United      100.000
                                                                                                                 Kingdom
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    25         5628   Changes   E.ON UK Secretaries Limited            Powergen Secretaries Ltd                  United      100.000
                                                                                                                 Kingdom
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    25         5553   Changes   E.ON UK Trading Limited                Powergen Trading Ltd                      United      100.000
                                                                                                                 Kingdom
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    25         5521   Changes   Central Networks East plc              East Midlands Electricity Distribution    United      100.000
                                                                       plc                                       Kingdom
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    25         5820   Changes   E.ON UK Drakelow Ltd                   TXU Europe Drakelow Ltd                   United      100.000
                                                                                                                 Kingdom
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    25         5821   Changes   E.ON UK High Marnham Ltd               TXU Europe High Marnham Ltd               United      100.000
                                                                                                                 Kingdom
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    25         5822   Changes   E.ON UK Ironbridge Limited             TXU Europe Ironbridge Limited             United      100.000
                                                                                                                 Kingdom
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    25         5540   Changes   E.ON UK Industrial Shipping Limited    EME Industrial Shipping Ltd               United      100.000
                                                                                                                 Kingdom
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    25         5622   Changes   Powergen Trading Limited               PGEN Distribution Ltd                     United      100.000
                                                                                                                 Kingdom
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    25         5826   Changes   Statco Six Limited                     Statco 6 Limited                          United      100.000
                                                                                                                 Kingdom
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    23         2071   Changes   E.ON Nordic AB                         E.ON Scandinavia Aktiebolag               Sweden      100.000
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    23        20624   Changes   Sydkraft Forsaljning i Halmstad AB     Sperlingsholms Kraft AB                   Sweden       55.170
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    23        20123   Changes   Ostersjofrakt Frakt AB                 OF Ostersjokraft AB                       Sweden       44.136
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    23        20507   Changes   Sydkraft Varme Vilhelmina AB           Vilhelmina Varmeverk AB                   Sweden       55.170
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                                                                                                                              Stake
Teilkonzern  Company  Accession                                                                                 State of    Related
   - ID       - ID     Leaving  Name of Company                                Old Company Name               organization  to E.ON
                       Changes                                                                                                  AG
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    61         8002   Changes   Rhein Lippe Wohnen Gesellschaft mbH    Rhein-Lippe Wohnstattengesellschaft mbH   Germany       <10 %
------------------------------------------------------------------------------------------------------------------------------------
    61         8012   Changes   Risinghill B.V. i.L.                   Risinghill B.V.                         Netherlands    50.000
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    61         8055   Changes   Deutsche Grundbesitz Tauernallee GmbH  Deutsche Grundbesitz Wohnwert             Germany       <10 %
                                & Co. KG                               Entwicklungs GmbH & Co. Tauernallee KG
------------------------------------------------------------------------------------------------------------------------------------
                                Viktoria Quartier
    61         6452   Changes   Entwicklungsgesellschaft mbH & Co. KG  Viktoria Quartier                         Germany      49.950
                                i. L.                                  Entwicklungsgesellschaft mbH & Co. KG
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    61         6451   Changes   Viktoria Quartier Verwaltungs GmbH i.  Viktoria Quartier Verwaltungs GmbH        Germany      50.000
                                L.
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    61         6157   Changes   Viterra Development Polska Spolka z    Viterra Baupartner Polska Spolka z o.o.   Poland      100.000
                                o.o.
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    61          759   Changes   Viterra Wohnungsgesellschaft III mbH   Wohnungsgesellschaft Huls mbH             Germany      99.745
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    11         3723   Changes   SILBERPALAIS Services GmbH & Co KG     Klockner Hausverwaltungs GmbH & Co.KG     Germany     100.000
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    11         2111   Changes   E.ON Audit Services GmbH               PfE Prufungsgesellschaft fur              Germany     100.000
                                                                       Energieversorgungsunternehmen mbH
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                                Hibernia Industriewerte GmbH & Co. KG  Hibernia Industriewerte GmbH & Co. KG,    Germany     100.000
    11          819   Changes   i.L., Humboldt-Verwaltungsgebaude      Humboldt-Verwaltungsgebaude Mulheim
                                Mulheim
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